Exhibit 99.1






                             Nurses Network, Inc.


       			 Independent Auditors' Report
			   and Financial Statements


 			     For the Years Ended
			 December 31, 2001 and 2002

                       Independent Auditors' Report


To the Board of Directors and Stockholders
Nurses Network, Inc.


We have audited the accompanying balance sheets of Nurses Network, Inc., (the "Company"), as of December 31, 2001 and 2002, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the management of the Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As more fully described in Note 8 to the financial statements, the Company was acquired by and became a wholly owned subsidiary of Crdentia Corp. in October 2003.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2001 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.




                                     /s/Macias Gini & Company LLP
Certified Public Accountants

Sacramento, California
October 15, 2003

                              Nurses Network Inc.

                                Balance Sheets

						December 31          June 30,
                                            ----------------------  -----------
                                               2002        2001        2003
                                            ----------  ----------  -----------
                                                                    (Unaudited)
ASSETS
Cash                                        $    6,583  $        -  $     2,076
Accounts receivable                             62,352      42,923       40,006
Prepaid expenses                                   710       4,265       10,301
                                            ----------  ----------  -----------
     Total current assets                       69,645      47,188       52,383

Property and equipment, net                      2,618       2,001        1,696
Other Assets                                     1,140         800          800
                                            ----------  ----------  -----------
     TOTAL ASSETS                           $   73,403  $   49,989  $    54,879
                                            ==========  ==========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Bank overdraft                              $        -  $      362  $         -
Line of credit                                  16,162      44,102       50,235
Accounts payable and accrued expenses            4,958       3,524        1,575
Accrued payroll                                 12,642      14,871       10,982
Stockholder notes payable                       39,000      39,000       64,000
                                            ----------  ----------  -----------
Total Current Liabilities                       72,762     101,859      126,792
                                            ----------  ----------  -----------

Stockholders' Equity (Deficit)
    Common stock, 50,000 shares authorized
      20,000 shares issued and outstanding       4,000       4,000        4,000
    Additional paid-in capital                  80,112      95,263      102,213
    Accumulated deficit                        (83,471)   (151,133)    (178,126)
                                            ----------  ----------  -----------
    Total stockholders' equity (deficit)           641     (51,870)     (71,913)
                                            ----------  ----------  -----------
    TOTAL LIABILITIES AND
        STOCKHOLDERS' EQUITY (DEFICIT)      $   73,403  $   49,989  $    54,879
                                            ==========  ==========  ===========

The accompanying notes are an integral part of these financial statements.

                            Nurses Network Inc.

                         Statements of Operations

                               Year Ended December 31,   Six Months Ended June 30,
                               ------------------------  -------------------------
                                  2001        2002          2002          2003
                               ----------- ------------  ----------- -------------
                                                                (Unaudited)
REVENUES FROM SERVICES         $   620,788 $    459,088  $   241,025 $     296,539

COST OF REVENUES                   555,110      430,956      232,886       258,410
                               ----------- ------------  ----------- -------------
GROSS PROFIT                        65,678       28,132        8,139        38,129
                               ----------- ------------  ----------- -------------
SELLING, GENERAL, AND
    ADMINISTRATIVE EXPENSES         95,871       88,141       49,023        60,183
                               ----------- ------------  ----------- -------------

      Loss from operations         (30,193)     (60,009)     (40,884)      (22,054)
                               ----------- ------------  ----------- -------------
INTEREST EXPENSE                    (7,170)      (6,853)      (3,314)       (4,139)
                               ----------- ------------  ----------- -------------
LOSS BEFORE PROVISION
    FOR INCOME TAXES               (37,363)     (66,862)     (44,198)      (26,193)

PROVISION FOR INCOME TAXES            (800)        (800)        (800)         (800)
                               ----------- ------------  ----------- -------------
NET LOSS                       $   (38,163) $   (67,662) $   (44,998) $    (26,993)
                               =========== ============  =========== =============

The accompanying notes are an integral part of these financial statements.

                            Nurses Network Inc.

                      Statements of Stockholders' Equity (Deficit)

                                  Common Stock     Additional
                                -----------------    Paid-In   Accumulated
                                Shares     Amount    Capital     Deficit      Total
                                -------- --------  ----------- ------------ ---------
BALANCE, DECEMBER 31, 2000      20,000   $  4,000  $  61,066   $  (45,308)  $  19,758

  Net loss                                      -          -      (38,163)    (38,163)
  Capital contributed by
     stockholders                               -     19,046            -      19,046
                                -------- --------  ----------- ------------ ---------

BALANCE, DECEMBER 31, 2001      20,000      4,000     80,112      (83,471)        641

  Net loss                                      -          -      (67,662)    (67,662)
  Capital contributed by
     stockholders                               -     15,151            -      15,151
                                -------- --------  ----------- ------------ ---------

BALANCE, DECEMBER 31, 2002      20,000      4,000     95,263     (151,133)    (51,870)

  Net loss                                      -          -      (26,993)    (26,993)
  Capital contributed by
     stockholders                               -      6,950            -       6,950
                                -------- --------  ----------- ------------ ---------

BALANCE, JUNE 30, 2003          20,000   $  4,000  $ 102,213   $ (178,126)  $ (71,913)
(UNAUDITED)                     ======== ========  =========== ============ =========


The accompanying notes are an integral part of these financial statements.

                            Nurses Network Inc.

                         Statements of Cash Flows


                                              Year Ended December 31,   Six Months Ended June 30,
                                              ------------------------  -------------------------
                                                 2001        2002          2002          2003
                                              ----------- ------------  ----------- -------------
                                                                              (Unaudited)
Cash Flows from
 Operating Activities:
    Net loss                                  $ (38,163)  $ (67,662)    $ (44,998)  $  (26,993)
    Adjustments to reconcile net loss to
    net cash from operating activities
       Depreciation and amortization                325         617           306          305
       Imputed interest expense                   6,600       3,120         1,560        2,060
       Non-cash salary expense                   12,446      12,031         6,014        4,890
       (Increase) decrease in:
          Accounts receivable                    40,644      19,429        12,997        2,917
          Prepaid expenses                         (710)     (3,555)       (3,731)      (6,036)
          Other assets                              408         340           170            -
          Accounts payable and
             accrued expenses                      (865)     (1,434)       (1,898)      (1,949)
          Accrued payroll                          (205)      2,229        (5,306)      (3,889)
                                              ----------------------------------------------------
          Net cash provided (used) by
          operating activities                   20,480     (34,885)      (34,886)     (28,695)
                                              ----------------------------------------------------
Cash Flows From Investing Activities:
    Bank overdraft                                    -         362         6,576         (362)
    Net borrowings on bank line of credit        16,162      27,940        21,727        6,133
    Borrowings on stockholder notes                   -           -             -       36,000
    Principal payments on stockholder notes     (54,000)          -             -      (11,000)
                                              ----------------------------------------------------
       Net cash provided (used) by
       financing activities                     (37,838)     28,302        28,303       30,771

Net increase (decrease) in cash
and cash equivalents                            (17,358)     (6,583)       (6,583)       2,076

Cash and cash equivalents at
beginning of period                              23,941       6,583         6,583            -
                                              ----------------------------------------------------
Cash and cash equivalents at
end of period                                 $   6,583   $       -   $       -       $  2,076
                                              ====================================================

Supplemental Disclosure of Cash Flow Information
    Cash paid for interest                    $     570   $   3,733   $     1,753     $  2,077
                                              =========   =========   ===========     ============
    Cash paid for income taxes                $     800   $     800   $       800     $    800
                                              =========   =========   ===========     ============


The accompanying notes are an integral part of these financial statements.
                                        F-6

                        NURSES NETWORK, INC.
                NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

Nurses Network, Inc. (the "Company") provides licensed staff for medical clinics and skilled home healthcare visits. The Company operates primarily in San Francisco, California. Substantially all of the Company's revenues are derived from providing clinical staffing to residential care facilities and hospices.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could materially differ from those estimates under different assumptions or conditions.

Interim Financial Information - The Company's financial statements as of June 30, 2003 and for the six months ended June 30, 2002 and 2003 are unaudited and, in the opinion of management, contain all adjustments that are of a normal and recurring nature necessary to present fairly the financial position at such date and results of operations for such periods then ended.

Financial instruments and risk concentration - Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of its accounts receivable. The risk related to accounts receivable is mitigated by performing on-going credit evaluations. Historically, the Company has not incurred any significant credit related losses and has collected substantially all of its receivables. The Company believes its credit policies do not result in significant adverse risk.

For the years ended December 31, 2001 and 2002, the Company had the following customers whose revenues made up greater than 10% of total revenues.

           	2001	2002
Company A	13%	18%
Company B	18%	16%
Company C	10%	-%
Company D	14%	-%
Company E 	12%	-%
Company F       -%      17%
Company G       -%      11%
Company H       -%      15%
Company I       -%      17%

                         NURSES NETWORK, INC.
             NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

As of December 31, 2001 and 2002, respectively, the same customers accounted for the following percentages of the Company's accounts receivable, respectively.
	        2001	2002
Company A	11%	11%
Company B	11%	-%
Company C	11%	-%
Company D	-%	-%
Company E	-%	-%
Company F       27%     -%
Company G       -%      17%
Company H       -%      -%
Company I       -%      27%


Fair Value of Financial Instruments - The carrying amounts of cash, accounts receivable, accounts payable, accrued expenses, and borrowings under the Company's line of credit approximate fair values because of the short-term nature of these instruments. The fair value of the Company's stockholder notes payable is not possible to determine due to their characteristics and related party nature.

Cash and Cash Equivalents - The Company considers all highly liquid securities purchased with original purchase maturities of three months or less to be cash equivalents.

Accounts Receivable - Accounts receivable consist primarily of billed invoices for services provided by the Company. The Company routinely evaluates the collectibility of its receivables. At December 31, 2001 and 2002, the allowance for doubtful accounts was $0.

Property and Equipment - Property and equipment are recorded at cost, less accumulated depreciation and amortization. The provision for depreciation and amortization is computed using the straight-line method, or methods which approximate the straight-line method, over the estimated useful lives of the assets, which ranges from five to seven years. Maintenance and repairs are charged to expense in the year incurred.

Revenue Recognition - Revenue is recognized when services are rendered and billings for such services are processed. Certain of the Company's billing arrangements may provide for the reimbursement of out-of-pocket expenses incurred by the Company in performing services. The Company records amounts billed for the reimbursement of expenses as revenues.

Income Taxes - The Company has elected to be taxed under the subchapter S provisions of the Internal Revenue Code for federal and state purposes. Under these provisions, the Company does not pay federal corporate income taxes on its taxable income, but is subject to a 1.5% California franchise tax. The Company's stockholders are liable for individual federal and state income taxes on the Company's taxable income.

                       NURSES NETWORK, INC.
           NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

At December 31, 2002, the Company had net operating loss carryforwards of approximately $79,000 available to offset future California franchise tax liabilities and which expire in 2012. The Company has not recorded a deferred tax asset related to these net operating loss carryfowards as such amount is insignificant and the Company's ability to utilize the net operating loss carryforwards may be limited as the result of its acquisition (see Note 8). The provision for income tax in the current period consists entirely of the California minimum franchise tax.

Comprehensive Income - There were no items of comprehensive income (loss) and therefore comprehensive income was the same as net income for the year presented.

Recent Accounting Pronouncements - Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 requires an impairment loss to be recognized only if the carrying amounts of long-lived assets to be held and used are not recoverable from their expected undiscounted future cash flows. Adoption of SFAS No. 144 had no effect on the Company's financial position, results of operations, or liquidity.

In April 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 145, Rescission of FASB Statement No.4, 44 and 64, Amendment of FASB Statement No.13, and Technical Corrections. SFAS No. 145 rescinds FASB Statement No. 4, Reporting Gains and Losses from Extinguishment of Debt and an amendment of that statement, FASB Statement No. 64, Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements and eliminates extraordinary gain and loss treatment for the early extinguishment of debt. This statement also rescinds FASB Statement No. 44, Accounting for Intangible Assets of Motor Carriers and amends FASB Statement No. 13, Accounting for Leases, to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. The Company has adopted SFAS No. 145 for the year ended December 31, 2002. The application of this statement did not have a material impact on the Company's financial position, results of operations or liquidity.

                               NURSES NETWORK, INC.
                    NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In November 2002, FASB issued FASB Interpretation No. ("FIN") 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, an interpretation of FASB Statements Nos. 5, 57, and 107 and rescission of FIN No. 34. FIN No. 45 details the disclosures that should be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. This interpretation also requires a company to record, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing certain guarantees. The disclosure provisions are effective for interim or annual periods ending after December 15, 2002. The recognition requirements of this interpretation are effective for all guarantees issued or modified subsequent to December 31, 2002. The adoption of this interpretation did not have a material impact on the Company' s financial position or results of operations.


NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31:

                                        2001            2002

		Office equipment	$     3,521     $     3,521

	Accumulated depreciation               (903)         (1,520)
                                        -----------     -----------
	                   		$     2,618	$     2,001

NOTE 4 - LINE OF CREDIT

The Company's line of credit provides for borrowings up to $50,000. Borrowings under the line bear interest at prime plus 4.25% (9.0% at December 31, 2002). The interest rate on the line is variable and may change on a monthly basis.

                      NURSES NETWORK, INC.
           NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - NOTES PAYABLE

The company has notes payable to its stockholders for borrowings to fund operations. These notes are non-interest bearing and are payable on demand. Stockholder notes payable consist of the following at December 31:

                                    2001            2002

	Stockholder A	            $    19,500	   $   19,500
	Stockholder B                 	 19,500	       19,500
                                    -----------    ----------
	Total Stockholder Notes     $    39,000    $   39,000

Imputed interest expense on these stockholder notes was $6,600 and $3,120 for the years ended December 31, 2001 and 2002, respectively.


NOTE 6 - COMMITMENTS AND CONTINGENCIES

The Company leases its office facility under a month-to-month lease. Rent expense was $10,350 and $11,880 for the years ended December 31, 2001 and 2002, respectively.

NOTE 7 - RELATED PARTIES

At December 31, 2001 and 2002, the Company had non-interest bearing demand notes payable to its stockholders in the amount of $39,000 (see Note 5).

The stockholders of the Company have personally guaranteed the Company's line of credit for the Company.

During the years ended December 31, 2001 and 2002, the Company expensed $12,446 and $12,031, respectively, as compensation for services donated by its stockholders.

NOTE 8 - SUBSEQUENT EVENT

In October 2003, the Company became a wholly owned subsidiary of Crdentia Corp. (Crdentia). Under the terms of the merger agreement, the Company's stockholders are to receive shares of Crdentia common stock equal to sixty percent of the sum of the Company's revenues for the six consecutive quarters commencing with the fiscal quarter ending September 30, 2003.